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                                                                   Exhibit 10.8


                                PROMISSORY NOTE

December 15, 1995                                                    $75,000.00
Chicago, Illinois



    The undersigned J. Thomas Elliott hereby promises to pay to the order of United USN, Inc. the principal sum of $75,000.00. Payment of said principal shall be due and payable on or before January 2, 1997.

    Presentment for payment, protest, notice of protest and notice of nonpayment are hereby waived.


                                              J. Thomas Elliott


                                              /s/ J. Thomas Elliott
                                              ----------------------------